EXHIBIT 99.5


                          PLEDGE AND SECURITY AGREEMENT
                          -----------------------------


     THIS PLEDGE AND SECURITY AGREEMENT ("Agreement"), effective as of October 1, 2004, is made by and between Donini, Inc., a New Jersey corporation ("Pledgor"), and Global Capital Funding Group, L.P., a Delaware limited partnership ("Lender").

                                    RECITALS:
                                    --------

     WHEREAS, pursuant to that certain Exchange Agreement dated as of October ___, 2004, by and between Pledgor and Lender (the "Exchange Agreement"), Lender has exchanged a Convertible Note for a Secured Promissory Note (the "Note") in aggregate principal amount of $1,540,000 issued by Pledgor; and

     WHEREAS, Lender and Pledgor have agreed to secure the Note with the collateral set forth in this Agreement; and

     WHEREAS, Pledgor desires to execute and deliver this Agreement to Lender in order to induce Lender to purchase the Note.


                                   AGREEMENT:
                                   ---------

     NOW THEREFORE, in consideration of the foregoing, and to induce Lender to purchase the Note and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Pledgor and Lender hereby agree as follows:

     1. Pledge. As collateral security for the payment and performance in full of the obligations contained in the Exchange Agreement and the Note (the "Obligations"), Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Lender, and hereby grants to Lender a security interest in (i) the securities set forth in Exhibit A here to, together with the proceeds thereof and all cash, additional securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution for any and all such pledged securities (all such pledged securities, the proceeds thereof, cash, dividends, additional securities and other property now or hereafter pledged hereunder are hereinafter collectively referred to as the "Pledged Securities"),

     TO HAVE AND TO HOLD the Pledged Securities, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto Lender, its successors and assigns, subject to the terms, covenants and conditions hereinafter set forth.

     Upon delivery to Lender, the Pledged Securities shall be accompanied by such other instruments or documents as Lender or its counsel may reasonably request.

     2. Obligations Secured; Release of Collateral. This Agreement is made, and the security interest created hereby is granted to Lender, to secure prompt payment of the Obligations and the prompt performance of each of the covenants and duties of Pledgor under this Agreement. The security interest granted herein shall not be terminated and the Pledged Securities shall not be released from the security interests created hereby until all of Pledgor's obligations under the Exchange Agreement and the Note have been fully satisfied or without written consent of both Lender and Pledgor.

     3. Representations and Warranties. Pledgor hereby represents and warrants to Lender that (a) that Pledgor is the legal and equitable owner of the Pledged Securities, (b) that Pledgor has the complete and unconditional authority to pledge the Pledged Securities being pledged by it, and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature, (c) that any consent or approval of any governmental body or regulatory authority, or of any other party, that was or is necessary to the validity of this pledge, has been obtained, (d) that the Pledged Securities are not subject to any limitations, restrictions, or obligations and (e) that the Pledged Securities represent ___% of the outstanding ownership interests of the Pledgor.

     4. Registration in Nominee Name. Lender shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name or in the name of the Pledgor, endorsed or assigned in favor of Lender.

     5. Voting Rights; Dividends; Etc.; General. So long as no Event of Default (as defined below) or event which, with the giving of notice or the lapse of time, or both, would become an Event of Default shall have occurred and be continuing:

          (a) Voting Rights. The Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement; provided, however, that the Pledgor shall not exercise or refrain from exercising any such right if, in the Lender's judgment, such action would have a material adverse effect on the value of the Pledged Securities or any part thereof; and, provided further, that the Pledgor shall give the Lender at least five (5) days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

          (b) Dividends. The Pledgor shall be entitled to receive dividends and other payments in respect of the Pledged Securities; provided, however, that any and all:

                (i) dividends or other distributions paid in cash, cash equivalents or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Securities;

                (ii) dividends and other distributions paid or payable in cash in respect of any Pledged Securities in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and

                (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Securities,

shall be, and shall be forthwith delivered to the Lender, and shall, if received by the Pledgor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Lender as Pledged Securities in the same form as so received (with any necessary endorsement).

          (c) Other. The Lender shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purposes of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to subsection (i) above and to receive the dividends or other payments which it is authorized to receive and retain pursuant to subsection (ii) above.

     6. Remedies Upon Default. In the event Pledgor fails to uphold an of its obligations set forth in the Exchange Agreement or the Note, Lender shall have all of the rights, privileges and remedies of a secured party under the Uniform Commercial Code as in effect in the State of New Jersey, and without limiting the foregoing, Lender may (a) collect any and all amounts payable in respect of the Pledged Securities and exercise any and all rights, privileges, options and remedies of the holder and owner thereof, and (b) sell, transfer and/or negotiate the Pledged Securities, or any part thereof, at public or private sale, for cash, upon credit or for future delivery as Lender shall deem appropriate, including without limitation, at Lender's option, the purchase of all or any part of said securities at any public sale by Lender. Upon consummation of any sale, Lender shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Pledged Securities so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay or appraisal that Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereinafter enacted. Pledgor hereby expressly waives notice to redeem and notice of the time, place and manner of such sale.

     7. Payment of Lender's Fees. Pledgor agrees to reimburse Lender, upon demand, for all expenses, including without limitation Lender's attorneys' fees, in connection with the administration and enforcement of this Agreement, and agrees to indemnify Lender and hold it harmless from and against any and all liability incurred by it hereunder or in connection herewith, unless such liability shall be due to willful misconduct or gross negligence on the part of Lender.

     8. No Waiver. No failure on the part of Lender to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by Lender preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies are cumulative and are not exclusive of any other remedies provided by law.

     9. Limitation of Lender Liability. Except in the case of their wilful misrepresentation or gross negligence, neither Lender nor its officers, employees, agents, representatives, or nominees shall be liable for any loss incurred by Pledgor arising out of any act or omission of Lender, its officers, employees, agents, representatives or nominees, with respect to the care, custody or preservation of the Pledged Securities.

     10. Binding Agreement. This Agreement and the terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto and to all holders of the Obligations and their respective successors and assigns.

     11. Governing Law; Amendments. This Agreement shall in all respects be construed in accordance with and governed by the laws of the State of New Jersey applicable to contracts to be wholly performed in such state. This Agreement may not be amended or modified, nor may any of the Pledged Securities be released except in a writing signed by the parties hereto. Time is of the essence with respect to the obligations of Pledgor pursuant to this Agreement.

     12. Further Assurances. Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as Lender may at any time request in connection with the administration and enforcement of this Agreement or relative to the Pledged Securities or any part thereof or in order to better assure and confirm unto Lender its rights and remedies hereunder.

     13. Headings. Section numbers and headings used herein are for convenience only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

     14. Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. 7.

     15. Consent to Jurisdiction; Exclusive Venue. Pledgor hereby irrevocably consents to the Jurisdiction of the United States District Court for the District of New Jersey and of all New Jersey state courts sitting in New Jersey, for the purpose of any litigation to which Lender may be a party and which concerns this Agreement or the Obligations. It is further agreed that venue for any such action shall lie exclusively with courts sitting in New Jersey, unless Lender agrees to the contrary in writing.

     16. Waiver of Trial by Jury. LENDER AND PLEDGOR HEREBY KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COUNSEL WAIVE TRIAL BY JURY IN

ANY ACTIONS, PROCEEDINGS, CLAIMS OR COUNTER-CLAIMS, WHETHER IN CONTRACT OR TORT OR OTHERWISE, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATING TO THIS AGREEMENT OR THE NOTE.

     17. Unconditional Obligations of Pledgor. The obligations of Pledgor under this Agreement are absolute and unconditional. The validity of this Agreement shall not be impaired by any event whatsoever, including, but not limited to,
(a) the merger, consolidation, dissolution, cessation of business or liquidation of Pledgor, (b) the financial decline or bankruptcy of Pledgor, (c) the failure of any other party to guarantee or to pledge collateral as security for the Obligations, (d) Lender's compromise or settlement with or without release of Pledgor or any other party liable for the Obligations, (e) Lender's release of any collateral for the Obligations, (f) Lender's failure to file suit against Pledgor (regardless of whether the Pledgor is becoming insolvent, is about to leave the state, or any other circumstance), (g) Lender's failure to give Pledgor notice of default by Pledgor, (h) the unenforceability of the Obligations against Pledgor due to bankruptcy discharge, counterclaim or for any other reason, (i) Lender's acceleration of the Obligations at any time after a default, (j) the extension, modification or renewal of the Obligations, (k) Lender's failure to undertake or exercise diligence in collection efforts against any party or property, (l) the termination of any relationship of Pledgor with any Pledgor, . (m) any Pledgor's change of name or use of any name other than the name used to identifyPledgor in this Agreement, or (n) Pledgor's use of the credit extended for any purpose whatsoever.

     18. Impairment of Collateral; Release of Liable Parties. Lender may, in its sole discretion and with or without consideration, release any collateral securing the Obligations or release any party liable therefor. The defenses of impairment of collateral and impairment of recourse and any requirement of diligence on Lender's part in collecting the Obligations are hereby waived.

     19. Pledge as Assurance of Payment. This Agreement encumbers the Pledged Securities to secure the payment and performance of the Obligations and not merely to secure the collection thereof. Accordingly, Lender may enforce this Agreement against the Pledged Securities without first instituting collection proceedings against Pledgor.


                             Signature Page Follows

     IN WITNESS WHEREOF, Pledgor and Lender have executed this Agreement, or have caused this Agreement to be duly executed by a duly authorized officer, this 1st day of October, 2004.


WITNESS:                          PLEDGOR:
-------                           -------

______________________            DONINI, INC.


                                  By: __________________________________________
                                  Title:________________________________________


                                  LENDER:
                                  ------

                                  GLOBAL CAPITAL FUNDING GROUP, L.P.

                                  By: Its General Partner, Global Capital
                                      Management Services, Inc.


                                  By: /s/ LEWIS N. LESTER
                                      ------------------------------------------
                                      Name:  Lewis N. Lester
                                      Title: President

                                   EXHIBIT A
                                   ---------


1.   8,000,000 shares of the Common Stock of Donini, Inc.